Quantified Managed Bond Fund

Investor Class Shares QBDSX

a series of Advisors Preferred Trust

Supplement dated June 5, 2015

The following supplements the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information each dated October 31, 2014.

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Effective August 4, 2015, the Fund will (i) revise its investment objective, (ii) change its name, (iii) change certain of its principal investment strategies, (iv) will be subject to certain additional principal investment risks, and (v) will discontinue its 80% bond investment policy. Accordingly, certain disclosures in the Fund’s Prospectuses and Statement of Additional Information will be revised to reflect these changes. These changes are summarized below in table format for ease of comparison.

	Old	New
Name	Quantified Managed Bond Fund	Quantified Managed Income Fund
Investment Objective	The Fund seeks high total return from fixed income investments on an annual basis consistent with a high tolerance for risk.	The Fund seeks high total return from fixed income investments on an annual basis consistent with a moderate tolerance for risk.
Principal Investment Strategies	The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in fixed-income securities (bonds) indirectly through securities that invest in or are a derivative of fixed-income securities, including exchange-traded funds ("ETFs"), other closed-end and open-end investment companies and derivative securities. The underlying fixed-income securities to which the Fund seeks to gain exposure primarily include U.S. government securities, corporate obligations, foreign securities (including emerging markets), and bonds in the lowest credit rating category, also called "junk bonds". The Fund invests in fixed-income securities without any restriction on maturity.

The Fund's investment adviser, Advisors Preferred, LLC (the "Adviser"), delegates execution of the Fund's investment strategy to the subadviser, Flexible Plan Investments, Ltd. ("FPI" or the "Subadviser"). The Fund invests primarily in income-producing securities. The Fund does so indirectly through exchange-traded funds ("ETFs"), other closed-end and open-end investment companies that themselves primarily invest in income-producing securities. The underlying income-producing securities to which the Fund seeks to gain exposure primarily include U.S. government securities, corporate debt obligations, foreign debt securities (including emerging markets), and bonds in the lowest credit rating category, also called "junk bonds," convertible bonds, preferred stocks, common stocks, master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest directly in these types of securities. The Fund may invest in fixed-income securities without any restriction on maturity.

Principal Investment Risks	-not a principal risk of the fund-

Convertible Bond Risk - Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk.

-not a principal risk of the fund-

MLP Risk - Investments in MLPs involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, cash flow risks, dilution risks and risks related to the general partner’s limited call right. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Many MLPs are focused on energy-related business and are subject to energy sector risks, such as decline in the price of petroleum.

	-not a principal risk of the fund-	Preferred Stock Risk - The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments.
-not a principal risk of the fund-

REIT Risk - A REIT's performance depends on the types and locations of the rental properties it owns and on how well it manages those properties. Real estate values rise and fall in response to a variety of factors, including local, regional and national economic conditions, interest rates and tax considerations.

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This Supplement, each Prospectus and Statement of Additional Information, each dated as described above, provide relevant information for all shareholders and should be retained for future reference. Each Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, and are incorporated by reference. These can be obtained without charge by calling call toll-free 1-855-64-QUANT (1-855-647-8268) or visiting www.advisorspreferred.com.